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                                                                Exhibit 26(e)(1)

INDIVIDUAL LIFE INSURANCE
APPLICATION PART 1                                         [LOGO] MINNESOTA LIFE

MINNESOTA LIFE INSURANCE COMPANY - A Securian Company
Life New Business . 400 Robert Street North . St. Paul, Minnesota 55101-2098

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
A. PROPOSED              Proposed insured name (last, first, middle)
   INSURED
   INFORMATION           ----------------------------------------------------------------------------------------------------------
                         Social Security number       Date of birth (month, day, year)      Gender
                                                                                            [_] Male      [_] Female
                         ----------------------------------------------------------------------------------------------------------
                         Driver's license number                           Issue state      Expiration date

                         ----------------------------------------------------------------------------------------------------------
                         Primary telephone number                    Secondary telephone number

                         ----------------------------------------------------------------------------------------------------------
                         Birthplace (state or, if outside the US, country) E-mail address

                         ----------------------------------------------------------------------------------------------------------
                         Street address (no P.O. Box)

                         ----------------------------------------------------------------------------------------------------------
                         City                                        State               Zip code

                         ----------------------------------------------------------------------------------------------------------
                         Occupation                                  Years in occupation       Income           Net worth

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B. PRODUCT               Product applied for                         Base face amount
                                                                     $
                         ----------------------------------------------------------------------------------------------------------
                         Total annual planned premium (excluding NRP)        Plan of insurance (if applicable)

                         ----------------------------------------------------------------------------------------------------------
                         Death benefit qualification test (if applicable, defaults to GPT if none selected)
                         [_] Guideline Premium Test (GPT) [_] Cash Value Accumulation Test (CVAT)

                         ----------------------------------------------------------------------------------------------------------
                         Death benefit option (defaults to Cash/Level if none selected)
                         [_] Cash/Level   [_] Protection/Increasing  [_] Sum of Premiums

                         ----------------------------------------------------------------------------------------------------------
                         Dividend option (if applicable, defaults to Policy Improvement for AL Legend and Paid-Up Additions for
                         Secure)

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C. ADDITIONAL            [_] Accelerated Benefit Agreement                          [_] Guaranteed Insurability Option Agreement
   BENEFITS AND          (Submit ABA Outline of Coverage form)                          Waiver
   AGREEMENTS            [_] Accidental Death Benefit Agreement                         $___________________________
                         [_] Additional Insurance Agreement                         [_] Long-Term Care Agreement
   Select only those         $____________________________                              (Submit LTC Supplemental Application)
   agreements            [_] Children's Term or Family Term Agreement               [_] Overloan Protection Agreement
   available on the          (Submit Family Term Application)                       [_] Single Premium Paid-Up Additional Insurance
   product(s) applied    [_] Death Benefit Guarantee Agreement                          Agreement
   for.                  [_] Early Values Agreement                                 [_] Surrender Value Enhancement
                         [_] Estate Preservation Agreement                          [_] Term Insurance Agreement
                             $____________________________                              $___________________________
                             Face Amount (Not to exceed 122% of base amount)        [_] Waiver of Charges Agreement
                         [_] Face Amount Increase Agreement                         [_] Waiver of Premium Agreement
                         [_] Guaranteed Insurability Option Agreement               [_] Other
                             $____________________________                              ____________________________________
                                                                                    [_] Other
                                                                                        ____________________________________

                         THE FOLLOWING BENEFITS AND AGREEMENTS WILL BE ADDED IF AVAILABLE FOR YOUR POLICY, UNLESS YOU CHOOSE TO
                         OMIT THEM:
                         [_] Omit Automatic Premium Loan Provision                  [_] Omit Cost of Living Agreement
                         [_] Omit Inflation Agreement
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D. SPECIAL DATING        [_] Date to save age
                         [_] Specific date (month/day/year): _________________________ (cannot select 29th, 30th, or 31st of the month)

                         Are there any other Minnesota Life applications associated with this application?           [_] Yes [_] No
                         If yes, please provide Proposed Insured(s) full name(s) and whether the policies should have the same issue date.
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F59410 Rev 5-2010

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
E. LIFE INSURANCE        Does the Proposed Insured have any life insurance or annuity in force or pending,           [_] Yes [_] No
   IN FORCE AND          including life insurance sold or assigned, or is in the process of being sold or assigned,
   REPLACEMENT           to a life settlement, viatical or secondary market provider? If yes, provide details in the chart below.
   Submit
   appropriate           Has there been, or will there be, replacement of any existing life insurance or annuity, as [_] Yes [_] No
   replacement forms     a result of this application? (Replacement includes, but is not limited to, a lapse,
   (not needed if        surrender, 1035 Exchange, loan, withdrawal, or other change to any existing life
   replacing group       insurance or annuity.) If yes, provide details in the chart below.
   coverage).

                         LIFE INSURANCE IN FORCE
                         ----------------------------------------------------------------------------------------------------------
                                                                               Year                              Will it be
                              Full Company Name               Amount          Issued           Type               Replaced?
                         ----------------------------------------------------------------------------------------------------------
                                                                                         [_] Individual or
                                                                                         [_] Group                 [_] Yes
                                                                                         [_] Personal or           [_] No
                                                                                         [_] Business
                         ----------------------------------------------------------------------------------------------------------
                                                                                         [_] Individual or
                                                                                         [_] Group                 [_] Yes
                                                                                         [_] Personal or           [_] No
                                                                                         [_] Business
                         ----------------------------------------------------------------------------------------------------------
                                                                                         [_] Individual or
                                                                                         [_] Group                 [_] Yes
                                                                                         [_] Personal or           [_] No
                                                                                         [_] Business
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F. BENEFICIARY                                                                            Relationship to           SSN/TIN
   INFORMATION                                 Beneficiary First and Last Name           Proposed Insured          (If known)
                         ----------------------------------------------------------------------------------------------------------
                         Primary

   If the beneficiary               -----------------------------------------------------------------------------------------------
   is a trust, give
   complete trust                   -----------------------------------------------------------------------------------------------
   name and date
   trust established.
                         ----------------------------------------------------------------------------------------------------------
                         Contingent

                                    -----------------------------------------------------------------------------------------------

                                    -----------------------------------------------------------------------------------------------

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G. OWNER                 ONLY COMPLETE THIS SECTION IF THE OWNER IS DIFFERENT THAN THE INSURED.
   INFORMATION           Owner name (last, first, middle)

   Submit the
   appropriate trust,    [_] Individual
   corporate, or non-    [_] Trust (submit Certification of Trustee Authority form)
   corporate form(s).    [_] Corporate (submit Corporate/Non-Profit Resolution and Employer Notification Regarding the Potential
                             Taxation of Death Benefit forms)
                         [_] Partnership (submit Partnership/LLC Resolution and Employer Notification Regarding the Potential
                             Taxation of Death Benefit forms)
                         [_] Other __________________________
                         ----------------------------------------------------------------------------------------------------------
                         Social Security or tax ID number                                      Date of birth or trust date

                         ----------------------------------------------------------------------------------------------------------
                         Street address (no P.O. box)

                         ----------------------------------------------------------------------------------------------------------
                         City                                              State               Zip code

                         ----------------------------------------------------------------------------------------------------------
                         Relationship to proposed insured                  Telephone number

                         ----------------------------------------------------------------------------------------------------------
                         E-mail address

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                                                                                                                 F59410-2 Rev 5-2010
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
H. PREMIUM AND           PREMIUM NOTICE SHOULD BE SENT TO:
   BILLING               [_] Proposed Insured Address in Section A                  [_] Owner Address in Section G
   INFORMATION           [_] Owner's Business/Employer Address (Indicate below)     [_] Other (Indicate below)

                         ----------------------------------------------------------------------------------------------------------
                         Name

                         ----------------------------------------------------------------------------------------------------------
                         Address                               City                  State        Zip code

                         ----------------------------------------------------------------------------------------------------------
                         PAYMENT METHOD:
                         [_] Annual                  [_] Quarterly
                         [_] Semi-Annual             [_] Monthly Electronic Funds Transfer (EFT) Plan Number ______________________
                                                         (If new plan, submit EFT/APP Authorization)
                                                     [_] Payroll Deduction Plan (PRD) Plan Number _________________________________

                         [_] List Bill Plan Number _____________________________ (if new plan, submit List Bill Setup form)

                         ----------------------------------------------------------------------------------------------------------
                         THIRD PARTY NOTIFICATION (OPTIONAL):
                         If you wish, you may give us the name and address of a person whom you designate to also receive notice of an overdue premium or pending lapse. (Indicate below)
                         ----------------------------------------------------------------------------------------------------------
                         Name

                         ----------------------------------------------------------------------------------------------------------
                         Address                               City                  State        Zip code

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I. ADDITIONAL            1035 EXCHANGE                                                                 [_] Yes  [_] No
   PREMIUM               (If yes, submit 1035 Exchange Agreement form)

                         ----------------------------------------------------------------------------------------------------------
                         NON-REPEATING PREMIUM (NRP)
                                 Regular NRP $_____________________

                         BILLABLE NON-REPEATING PREMIUM (BILLABLE NRP)
                         (If base premium is paid through a list bill, the NRP must also be billed through the same list bill.)

                                 Total Annual Billable NRP $_____________________
                                 (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                                 Include Billable NRP at issue, with first premium payment?            [_] Yes  [_] No

                                 Payment Method
                                   [_] Annual           [_] Monthly Electronic Funds Transfer (EFT) Plan Number __________________
                                                            (If new plan, submit EFT/APP Authorization)
                                   [_] Semi-Annual      [_] Payroll Deduction Plan (PRD) Plan Number _______________________
                                   [_] Quarterly

                         ----------------------------------------------------------------------------------------------------------
                         UNIVERSAL LIFE ADDITIONAL PREMIUM (EXCLUDING 1035)
                            $__________________
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J. MONEY SUBMITTED       Has the Owner paid money with this application to the representative?         [_] Yes  [_] No
   WITH APPLICATION      If yes, amount: $___________________

   Make all checks       Was a Life and Temporary Insurance Agreement given?                           [_] Yes  [_] No
   payable to
   Minnesota Life.
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K. SPECIAL               If mail (other than the premium notice) should be sent somewhere other than the Owner's Home
   MAILING               Address, please indicate here.
   ADDRESS               [_] OWNER'S BUSINESS ADDRESS
                         [_] Other - Indicate Name and Address
                         ----------------------------------------------------------------------------------------------------------
                         Name (last, first, middle)

                         ----------------------------------------------------------------------------------------------------------
                         Address

                         ----------------------------------------------------------------------------------------------------------
                         City                                                                 State        Zip code

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                                                                                                                 F59410-3 Rev 5-2010
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
L. REQUEST FOR           Choose one of the following:
   ILLUSTRATION
                         [_]  An illustration matching the policy applied for was presented to the Owner/Applicant and a signed copy is included with this application. The Owner/Applicant has received a copy.
   Complete for non-
   variable products,    [_]  An illustration was presented or provided to the Owner/Applicant, but is different from the policy
   excluding Advantage        applied for. An illustration conforming to the policy as issued will be provided to the Owner/
   Elite 5-30 and ART         Applicant no later than at the time of policy delivery.
   SD.
                         [_]  No illustration conforming to the policy as applied for was shown or provided to the Owner/Applicant prior to or at the time of taking this application. An illustration conforming to the policy as issued will be provided to the Owner/Applicant no later than at the time of policy delivery.
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M. PROPOSED              1.   Is the proposed insured a US citizen?                                                 [_] Yes  [_] No
   INSURED
   UNDERWRITING               If no, citizen of ___________________________
   INFORMATION
                              Indicate visa type __________________________

                         2.   Does the proposed insured plan to travel or reside outside the US in the next two     [_] Yes  [_] No
                              years? If yes, provide the city(s) and country(s), dates, length of stay, and purpose of travel:
                              __________________________________________________________________________________
                              __________________________________________________________________________________

                         3.   Has the proposed insured within the last five years, or does the proposed insured     [_] Yes  [_] No
                              plan to engage in piloting a plane? If yes, complete the Military and Aviation
                              Statement.

                         4.   Has the proposed insured within the last five years, or does the proposed insured     [_] Yes  [_] No
                              plan to engage in sky diving, motor vehicle or boat racing, mountain/rock climbing, hang gliding, or underwater diving? If yes, complete Sports and Avocation Statement.

                         5.   Is the proposed insured in the Armed Forces, National Guard, or Reserves?             [_] Yes  [_] No
                              If yes, complete Military and Aviation Statement.

                         6.   Has the proposed insured applied for insurance within the last six months?            [_] Yes  [_] No
                              If yes, provide details below.
                              __________________________________________________________________________________
                              __________________________________________________________________________________

                         7.   Has the proposed insured applied for life insurance in the past five years that was   [_] Yes  [_] No
                              declined or rated? If yes, provide details below.
                              __________________________________________________________________________________
                              __________________________________________________________________________________

                         8.   Has the proposed insured, within the past ten years, been convicted of a driving      [_] Yes  [_] No
                              while intoxicated violation, had a driver's license restricted or revoked, or been convicted of a moving violation? If yes, provide dates and details below.
                              __________________________________________________________________________________
                              __________________________________________________________________________________

                         9.   Except for traffic violations, has the proposed insured ever been convicted of a      [_] Yes  [_] No
                              misdemeanor or felony? If yes, provide dates and details below.
                              __________________________________________________________________________________
                              __________________________________________________________________________________

                         10.  Will the Proposed Owner and/or beneficiary, and/or any entity on the Proposed         [_] Yes  [_] No
                              Owner's behalf, receive any compensation, whether via the form of cash, property, an agreement to pay money in the future, a percentage of the death benefit, or otherwise if this policy is issued?

                         11.  Has the Proposed Owner been involved in any discussion about the possible sale or     [_] Yes  [_] No
                              assignment of this policy or a beneficial interest in a trust, LLC, or other entity created on the owner's behalf? If yes, provide details and a copy of the applicable entity's controlling documents.
                              __________________________________________________________________________________
                              __________________________________________________________________________________

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                                                                                                                 F59410-4 Rev 5-2010
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
                         12.  Is this policy being funded via a premium financing loan or with funds borrowed,      [_] Yes  [_] No
                              advanced or paid from another person or entity? If yes, submit the Premium
                              Financing Advisor Attestation and Premium Financing Client Disclosure forms.

                         13.  Have you had a life expectancy report or evaluation done by an outside entity or      [_] Yes  [_] No
                              company? If yes, please explain why the expectancy report was obtained.
                              __________________________________________________________________________________
                              __________________________________________________________________________________

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N. ADDITIONAL
   REMARKS



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O. HOME OFFICE           HOME OFFICE CORRECTIONS OR ADDITIONS
   ENDORSEMENTS
                         Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used in
                         IL, NJ, or, OR for change in age, gender, amount, classification, plan or benefits unless agreed to in writing.
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                                                                                                                 F59410-5 Rev 5-2010
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